UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 2, 2025
Date of Report (Date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.001	WK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 2, 2025, Brigid Bonner, a member of the Nominating and Governance Committee and Chair of the Compensation Committee, informed the Board of Directors (the “Board”) of Workiva Inc. (the “Company”) of her decision not to stand for re-election as a Class II director of the Board when her current term expires at the Company’s 2025 annual meeting of the stockholders (the “Annual Meeting”). Ms. Bonner will continue to serve as a director until the Annual Meeting, and her decision was not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.
Section 8 - Other Events
Item 8.01. - Other Events.
On April 2, 2025, the Board approved a slate of nominees for the Annual Meeting, which includes all of the Company’s current Class II directors except for Ms. Bonner, along with a new nominee: Ms. Astha Malik, the Chief Business Officer of Braze, Inc. (NASDAQ: BRZE). Ms. Malik has consented to stand for election at the Annual Meeting and to serve as a director, if elected, and will bring valuable skills and experience to the Board.
Additional information with respect to Ms. Malik and the Annual Meeting will be disclosed in the Company’s proxy materials when filed with the Securities and Exchange Commission.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of April, 2025.

WORKIVA INC.

By:	/s/ Brandon E. Ziegler
Name:	Brandon E. Ziegler
Title:	Executive Vice President, Chief Legal and Administrative Officer & Corporate Secretary